Summary of Significant Accounting Policies - Schedule of Allowance for Doubtful Accounts (Details) (Allied Integral United Inc) (10-K) - Allied Integral United Inc [Member] - USD ($)	3 Months Ended		12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Dec. 31, 2020	Dec. 31, 2019
Balance	$ 68,911	$ 63,895	$ 63,895	$ 68,911
Provision for Doubtful Accounts	206,741		(5,016)	(10,298)
Write-offs	(68,911)		(63,895)	(53,597)
Balance	$ 275,652		$ 68,911	$ 63,895